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                                Exhibit (10)(a)
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                        Consent of Independent Auditors

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                       Consent of Independent Auditors

We consent to the reference to our firm under the captions "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated January 29, 1999 with respect to the financial statements of certain subaccounts of PFL Endeavor VA Separate Account, which are available for investment by The Endeavor Platinum Variable contract owners, (2) dated January 29, 1999 with respect to the financial statements of the PFL Endeavor Target Account and (3) dated February 19, 1999 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 11 to the Registration Statement (Form N-4
No. 33-56908) and related Prospectus of The Endeavor Platinum Variable Annuity.

Des Moines, Iowa
April 27, 1999